Exhibit 99.1

Singular Genomics Enters into Agreement to be Acquired by Deerfield for $20.00 in Cash per Share

San Diego, CA. – December 23, 2024 - Singular Genomics Systems, Inc. (Nasdaq: OMIC) (“Singular Genomics” or the “Company”), a company leveraging novel next-generation sequencing (NGS) and spatial multiomics technologies to empower researchers and clinicians, today announced that it has entered into a definitive merger agreement whereby an affiliate of Deerfield Management Company, L.P. will acquire Singular Genomics in an all-cash transaction for $20.00 per share.

The $20.00 per share represents 254% premium to the last closing share price for Singular’s common stock prior to the September 12, 2024 public disclosure of Deerfield’s initial acquisition proposal.

The Singular Genomics Board of Directors formed a special committee composed entirely of independent and disinterested directors (the “Special Committee”) to evaluate the Company’s strategic alternatives. The Special Committee led negotiations with the assistance of independent financial and legal advisors. Following the Special Committee’s unanimous recommendation that the Singular Genomics Board of Directors approve the merger agreement, the Singular Genomics Board of Directors approved the merger agreement with newly-formed entities affiliated with Deerfield and recommended that Singular Genomics stockholders adopt and approve the merger agreement and the transaction. Following approval by the Singular Genomics Board, the merger agreement was signed. The transaction is subject to a number of customary conditions, including a vote of the holders of Singular Genomics’ common stock to approve the transaction.

Upon completion of the transaction, Singular Genomics will become a private company, which the Singular Board of Directors believes will provide Singular Genomics with greater flexibility to continue advancing its business strategy.

“Singular Genomics has developed a state-of-the-art multi-omic spatial biology platform that empowers customers with innovative tools to unlock biological insights and drive breakthroughs in research and medicine,” said Andrew ElBardissi, M.D., Partner at Deerfield. “We are proud to support Singular Genomics as they embark on this exciting new chapter, advancing science and serving their customers with excellence.”

The transaction is expected to close in the first half of 2025, subject to the satisfaction of customary closing conditions, including the stockholder approval described above. The transaction is not subject to a financing condition.

Advisors

TD Securities and Houlihan Lokey are serving as financial advisors to the Special Committee of the Singular Genomics Board of Directors, Gunderson Dettmer, LLP is serving as legal advisor to Singular Genomics, and Richards, Layton & Finger, P.A. is serving as counsel to the Special Committee of the Singular Genomics Board of Directors. Katten Muchin Rosenman LLP is serving as legal advisor to Deerfield.

About Singular

Singular Genomics is a life science technology company that develops next-generation sequencing and multiomics technologies. The commercially available G4® Sequencing Platform is a powerful, highly versatile benchtop genomic sequencer designed to produce fast and accurate results. In addition, the company is currently developing the G4X™ Spatial Sequencer, which will leverage its proprietary sequencing technology, applying it as an in situ readout for transcriptomics, proteomics and fluorescent H&E in tissue, with spatial context and on the same platform as the G4. Singular Genomics’ mission is to empower researchers and clinicians to advance science and medicine. Visit www.singulargenomics.com for more information.

About Deerfield

Deerfield is an investment management firm committed to advancing healthcare through investment, information and philanthropy. The firm works across the healthcare ecosystem to connect people, capital, ideas and technology in bold, collaborative and inclusive ways. For more information, visit www.deerfield.com.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction involving Singular Genomics Systems, Inc. (“Singular Genomics”) and affiliates of Deerfield. In connection with the proposed transaction, Singular Genomics intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Singular Genomics may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF SINGULAR GENOMICS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SINGULAR GENOMICS AND THE PROPOSED TRANSACTION. The materials to be filed by Singular Genomics will be made available to Singular Genomics’ investors and stockholders at no expense to them and copies may be obtained free of charge on Singular Genomics’ website at www.singular genomics.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Singular Genomics and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Singular Genomics stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Singular Genomics’ executive officers and directors in the solicitation by reading Singular Genomics’ proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Singular Genomics’ participants in the solicitation, which may, in some cases, be different than those of the Singular Genomics stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 18, 2024. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of Singular Genomics’ business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of Singular Genomics’ control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of Singular Genomics; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for Singular Genomics will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Singular Genomics to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on Singular Genomics’ ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from Singular Genomics’ ongoing business operations or the loss of one or more members of the management team; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (x) failure to comply with numerous laws, regulations and rules, including regarding employment, anti-bribery, foreign investment, tax, privacy, and data protection laws and regulations; (xi) problems or delays in the development, delivery and transition of new products and services or the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; (xii) failure of third parties to deliver on commitments under contracts with Singular Genomics; (xiii) misconduct or other improper activities from Singular’s employees or subcontractors; (xiv) failure of Singular Genomics’ internal control over financial reporting to detect fraud or other issues; (xv) failure or disruptions to Singular Genomics’ systems, due to cyber-attack, service interruptions or other security threats; and (xvi) other factors as set forth from time to time in Singular Genomics’ filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. Singular Genomics does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Contacts:

Investor Contact

Philip Trip Taylor

Gilmartin Group

ir@singulargenomics.com

Media Contact

Matt Browning

pr@singulargenomics.com